                                                                    EXHIBIT 10.1

                                                         Schedule 2 to Indenture

                        SEMIANNUAL SERVICER'S CERTIFICATE
    CENTERPOINT ENERGY TRANSITION BOND COMPANY, LLC (FORMERLY RELIANT ENERGY
                          TRANSITION BOND COMPANY LLC)
                  $748,897,000 TRANSITION BONDS, SERIES 2001-1

Pursuant to Section 6 of Annex 1 to the Transition Property Servicing Agreement
   (the "Agreement"), dated as of October 24, 2001, between CenterPoint Energy Houston Electric, LLC (formerly Reliant Energy, Incorporated), as Servicer, and
    CenterPoint Energy Transition Bond Company, LLC (formerly Reliant Energy Transition Bond Company LLC), as Issuer, the Servicer does hereby certify as follows:

   Capitalized terms used in this Semiannual Servicer's Certificate have their respective meanings as set forth in the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Agreement.

          Collection Periods: March 15, 2004 through September 14, 2004
                        Payment Date: September 15, 2004
                        Today's Date: September 14, 2004

1. COLLECTIONS ALLOCABLE AND AGGREGATE AMOUNTS AVAILABLE FOR CURRENT PAYMENT DATE:
     i.     Remittances for the March 15 through 31, 2004 Collection Period           3,318,449.54
     ii.    Remittances for the April 1 through 30, 2004 Collection Period            4,808,306.10
     iii.   Remittances for the May 1 through 31, 2004 Collection Period              3,753,820.03
     iv.    Remittances for the June 1 through 30, 2004 Collection Period             6,257,722.54
     v.     Remittances for the July 1 through 31, 2004 Collection Period             6,038,984.88
     vi.    Remittances for the August 1 through 31, 2004 Collection Period           6,667,766.14
     vii.   Remittances for the September 1 through 14, 2004 Collection Period        3,744,099.98
     viii.  Net Earnings on Collection Account                                          142,712.31     [3/1/04 through 8/31/04]
                                                                                     -------------
     ix.    General Subaccount Balance (sum of i through viii above)                 34,731,861.52

     x.     Reserve Subaccount Balance as of Prior Payment Date                       7,838,509.25
     xi.    Overcollateralization Subaccount Balance as of Prior Payment Date           780,101.04
     xii.   Capital Subaccount Balance as of Prior Payment Date                       3,744,485.00
                                                                                     -------------
     xiii.  Collection Account Balance (sum of ix through xii above)                 47,094,956.81
                                                                                     =============

2. OUTSTANDING AMOUNTS AS OF PRIOR PAYMENT DATE:

     i.     Class A-1 Principal Balance                                              69,167,503.00
     ii.    Class A-2 Principal Balance                                             118,000,000.00
     iii.   Class A-3 Principal Balance                                             130,000,000.00
     iv.    Class A-4 Principal Balance                                             385,897,000.00
                                                                                    --------------
     v.     Aggregate Principal Balance of all Series 2001-1 Transition Bonds       703,064,503.00
                                                                                    ==============

3. REQUIRED FUNDING/PAYMENTS AS OF CURRENT PAYMENT DATE:
                                                                                  Projected
                                                                                  Principal          Semiannual
       Series 2001-1 Principal                                                     Balance          Principal Due
       -----------------------                                                 --------------      --------------
i.     Class A-1                                                                41,982,542.00      27,184,961.00
ii.    Class A-2                                                               118,000,000.00               0.00
iii.   Class A-3                                                               130,000,000.00               0.00
iv.    Class A-4                                                               385,897,000.00               0.00
                                                                               --------------      -------------
v.     For all Series 2001-1 Transition Bonds                                  675,879,542.00      27,184,961.00
                                                                               ==============      =============

                                            Transition         Days in
                                               Bond           Interest
                                           Interest Rate      Period (1)    Interest Due
                                           -------------     -----------    ------------
vi.    Required Class A-1 Interest             3.840%           180          1,328,016.06
vii.   Required Class A-2 Interest             4.760%           180          2,808,400.00
viii.  Required Class A-3 Interest             5.160%           180          3,354,000.00
ix.    Required Class A-4 Interest             5.630%           180         10,863,000.55

(1) On 30/360 Day basis.

                                                                                 Funding
                                                     Required Level              Required
                                                     --------------              --------
x.     Overcollateralization Subaccount                936,121.25               156,020.21
xi.    Capital Subaccount                            3,744,485.00                     0.00

4. ALLOCATION OF REMITTANCES AS OF CURRENT PAYMENT DATE PURSUANT TO SECTION 8.02(d) OF INDENTURE:
     i.     Trustee Fees and Expenses                                                                       0.00
     ii.    Servicing Fee                                                                             187,224.25(1)
     iii.   Administration Fee and Independent Managers Fee                                            50,000.00(2)
     iv.    Operating Expenses                                                                         41,222.00(3)
     v.     Semiannual Interest (including any past-due Semiannual Interest for prior periods)

                                                                                    Per $1,000
                                                                                    of Original
Series 2001-1                                           Aggregate                 Principal Amount
-------------                                           ---------                 ----------------
1. Class A-1 Interest Payment                          1,328,016.06                    11.55
2. Class A-2 Interest Payment                          2,808,400.00                    23.80
3. Class A-3 Interest Payment                          3,354,000.00                    25.80
4. Class A-4 Interest Payment                         10,863,000.55                    28.15

     vi. Principal Due and Payable as a result of Event of Default or on Final Maturity Date
                                                                                        Per $1,000
                                                                                        of Original
Series 2001-1                                                   Aggregate            Principal Amount
-------------                                                   ---------            ----------------
1. Class A-1 Principal Payment                                    0.00                     0.00
2. Class A-2 Principal Payment                                    0.00                     0.00
3. Class A-3 Principal Payment                                    0.00                     0.00
4. Class A-4 Principal Payment                                    0.00                     0.00

     vii.   Semiannual Principal
                                                                                   Per $1,000
                                                                                  of Original
Series 2001-1                                            Aggregate              Principal Amount
-------------                                          -------------            ----------------
1. Class A-1 Principal Payment                         27,184,961.00                   236.39
2. Class A-2 Principal Payment                                  0.00                     0.00
3. Class A-3 Principal Payment                                  0.00                     0.00
4. Class A-4 Principal Payment                                  0.00                     0.00

viii.  Amounts Payable to Credit Enhancement Providers (if applicable)       N/A
ix.    Operating Expenses not Paid under Clause (iv) above                  0.00
x.     Funding of Capital Subaccount (to required level)                    0.00
xi.    Funding of Overcollateralization Subaccount (to required level)      0.00
xii.   Net Earnings in Capital Subaccount Released to Issuer                0.00
xiii.  Deposits to Reserve Subaccount                                       0.00
xiv.   Released to Issuer upon Series Retirement: Collection Account        0.00

(1)   Servicing fee: $748,897,000 x .05% x 180/360 = $187,224.25

(2)   Administration fee: $50,000 x 180/180 = $50,000.00

(3) Reimbursement to Administrator for fees/expenses paid to independent accountants ($27,000.00), outside legal counsel ($8,799.00) and printer ($5,423.00)

5. SUBACCOUNT WITHDRAWALS AS OF CURRENT PAYMENT DATE
   (IF APPLICABLE, PURSUANT TO SECTION 8.02(e) OF INDENTURE):
     i.     Reserve Subaccount (available for 4.i. through 4.xii.)                          7,838,509.25
     ii.    Overcollateralization Subaccount (available for 4.i. through 4.ix.)               780,101.04
     iii.   Capital Subaccount (available for 4.i. through 4.ix.)                           2,466,352.05
                                                                                           -------------
     iv.    Total Withdrawals                                                              11,084,962.34
                                                                                           =============

6. OUTSTANDING AMOUNT AND COLLECTION ACCOUNT BALANCE AS OF CURRENT PAYMENT DATE
    (AFTER GIVING EFFECT TO PAYMENTS TO BE MADE ON SUCH PAYMENT DATE):

       Series 2001-1
       -------------
i.     Class A-1 Principal Balance                                                    41,982,542.00
ii.    Class A-2 Principal Balance                                                   118,000,000.00
iii.   Class A-3 Principal Balance                                                   130,000,000.00
iv.    Class A-4 Principal Balance                                                   385,897,000.00
                                                                                     --------------
v.     Aggregate Principal Balance for all Series 2001-1 Transition Bonds            675,879,542.00
                                                                                     ==============

vi.    Reserve Subaccount Balance                                                              0.00
vii.   Overcollateralization Subaccount Balance                                                0.00
viii.  Capital Subaccount Balance                                                      1,278,132.95
                                                                                     --------------
ix.    Aggregate Collection Account Balance                                            1,278,132.95
                                                                                     ==============

7. SHORTFALLS IN INTEREST AND PRINCIPAL PAYMENTS AS OF CURRENT PAYMENT DATE
(AFTER GIVING EFFECT TO PAYMENTS TO BE MADE ON SUCH PAYMENT DATE):
     i.     Semiannual Interest
            Series 2001-1
            -------------
1. Class A-1 Bond Interest Payment                                                    0.00
2. Class A-2 Bond Interest Payment                                                    0.00
3. Class A-3 Bond Interest Payment                                                    0.00
4. Class A-4 Bond Interest Payment                                                    0.00

     ii.    Semiannual Principal
            Series 2001-1
            -------------
1. Class A-1 Principal Payment                                                        0.00
2. Class A-2 Principal Payment                                                        0.00
3. Class A-3 Principal Payment                                                        0.00
4. Class A-4 Principal Payment                                                        0.00

8. SHORTFALLS IN REQUIRED SUBACCOUNT LEVELS AS OF CURRENT PAYMENT DATE
(AFTER GIVING EFFECT TO PAYMENTS TO BE MADE ON SUCH PAYMENT DATE):
     i. Overcollateralization Subaccount                                                     936,121.25
     ii. Capital Subaccount                                                                2,466,352.05

      IN WITNESS HEREOF, the undersigned has duly executed and delivered this Semiannual Servicer's Certificate this 14th day of September, 2004.

      CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
      (formerly RELIANT ENERGY, INCORPORATED), as Servicer

      by: /s/ Marc Kilbride
          ----------------------------------------
          Marc Kilbride
          Vice President and Treasurer